GREAT-WEST FUNDS, INC.

Great-West Core Strategies: Short Duration Bond Fund

Institutional Class Ticker: MXEEX

(the “Fund”)

Supplement dated December 17, 2021, to the Prospectus and Summary Prospectus

for the Fund, each dated August 27, 2021, as supplemented.

Upon the recommendation of the Fund’s investment adviser, Great-West Capital Management, LLC (the “Adviser”), the Board of Directors of Great-West Funds, Inc., on behalf of the Fund, has authorized the liquidation of the Fund and the redemption of all outstanding shares of the Fund, which will be effective on or about January 18, 2022 (the “Liquidation Date”). Accordingly, the Fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Adviser.

Shareholders may exchange their shares of the Fund for shares of other available investment options or redeem their shares prior to the Liquidation Date. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those shareholders participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus for the Fund, each dated August 27, 2021, as supplemented.

Please keep this Supplement for future reference.